                       PURCHASE AND SALE AGREEMENT



                             by and between


                  PRUDENTIAL ACQUISITION FUND I, L.P.,
                     a Delaware limited partnership


                                   and


                   NORWEST BANK MINNESOTA SOUTH, N.A.,
                     a national banking association



                 Prudential Property No.
                 Property Name:  Norwest Center Building
                     Location:  Rochester, Minnesota


                         Date: October 18, 1996


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
                            TABLE OF CONTENTS

 Article                                                             Page


1   SALE OF PROPERTY . . . . . . . . . . . . . . . . . . . . . . . . .  1
    1.1  Real Property . . . . . . . . . . . . . . . . . . . . . . . .  1
    1.2  Personal Property . . . . . . . . . . . . . . . . . . . . . .  1
    1.3  Other Property Rights . . . . . . . . . . . . . . . . . . . .  1

2   PURCHASE PRICE . . . . . . . . . . . . . . . . . . . . . . . . . .  2

3   TITLE MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . .  2
    3.1  Title to Real Property. . . . . . . . . . . . . . . . . . . .  2
    3.2  Title Insurance . . . . . . . . . . . . . . . . . . . . . . .  2

4   BUYER'S DUE DILIGENCE/CONDITION OF THE PROPERTY. . . . . . . . . .  3
    4.1  Buyer's Inspections and Due Diligence . . . . . . . . . . . .  3
    4.2  Property Sold "As Is.". . . . . . . . . . . . . . . . . . . .  4

5   ADJUSTMENTS AND PRORATIONS . . . . . . . . . . . . . . . . . . . .  8
    5.1  Lease Rentals and Expenses. . . . . . . . . . . . . . . . . .  8
         5.1.1     Rents . . . . . . . . . . . . . . . . . . . . . . .  8
    5.2  Real Estate and Personal Property Taxes . . . . . . . . . . .  9
    5.3  Other Property Operating Expenses . . . . . . . . . . . . . .  9
    5.4  Closing Costs . . . . . . . . . . . . . . . . . . . . . . . . 10
    5.5  Cash Security Deposits. . . . . . . . . . . . . . . . . . . . 10
    5.6  Apportionment Credit. . . . . . . . . . . . . . . . . . . . . 10
    5.7  Mayo Foundation Leases. . . . . . . . . . . . . . . . . . . . 10
    5.8  Prorations Final. . . . . . . . . . . . . . . . . . . . . . . 11

6   CLOSING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
    6.1  Closing Date. . . . . . . . . . . . . . . . . . . . . . . . . 11
    6.2  Intentionally Omitted . . . . . . . . . . . . . . . . . . . . 11
    6.3  Seller's Closing Deliveries.. . . . . . . . . . . . . . . . . 11
    6.4  Buyer Closing Deliveries. . . . . . . . . . . . . . . . . . . 13
    6.5  Delivery of Deed. . . . . . . . . . . . . . . . . . . . . . . 14

7   REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . 14
    7.1  Buyer's Representations . . . . . . . . . . . . . . . . . . . 14
         7.1.1     Buyer's Authorization . . . . . . . . . . . . . . . 14
         7.1.2     Buyer's Financial Condition . . . . . . . . . . . . 14

                                      i
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    7.2  Seller's Representations. . . . . . . . . . . . . . . . . . . 14
         7.2.1     Seller's Authorization. . . . . . . . . . . . . . . 14
         7.2.2     Other Seller's Representations. . . . . . . . . . . 15
    7.3  General Provisions. . . . . . . . . . . . . . . . . . . . . . 16
         7.3.1     No Representation As to Leases. . . . . . . . . . . 16
         7.3.2     Definition of "Seller's Knowledge". . . . . . . . . 16
         7.3.3     Seller's Representations Deemed
               Modified. . . . . . . . . . . . . . . . . . . . . . . . 16
         7.3.4     Survival; Limitation on Seller's
               Liability . . . . . . . . . . . . . . . . . . . . . . . 16

8   COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
    8.1  Buyer's Covenants . . . . . . . . . . . . . . . . . . . . . . 17
         8.1.1     Confidentiality . . . . . . . . . . . . . . . . . . 17
         8.1.2     Buyer's Indemnity; Delivery of Reports. . . . . . . 17
    8.2  Mutual Covenants. . . . . . . . . . . . . . . . . . . . . . . 18
         8.2.1     Publicity . . . . . . . . . . . . . . . . . . . . . 18
         8.2.2     Broker. . . . . . . . . . . . . . . . . . . . . . . 18
         8.2.3     Tax Refunds and Credits . . . . . . . . . . . . . . 18
         8.2.4     Survival. . . . . . . . . . . . . . . . . . . . . . 19

9   MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . 19
    9.1  Buyer's Assignment. . . . . . . . . . . . . . . . . . . . . . 19
    9.2  Designation Agreement . . . . . . . . . . . . . . . . . . . . 19
    9.3  Survival/Merger . . . . . . . . . . . . . . . . . . . . . . . 20
    9.4  Integration; Waiver . . . . . . . . . . . . . . . . . . . . . 20
    9.5  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . 20
    9.6  Captions Not Binding; Schedules and Exhibits. . . . . . . . . 20
    9.7  Binding Effect. . . . . . . . . . . . . . . . . . . . . . . . 20
    9.8  Severability. . . . . . . . . . . . . . . . . . . . . . . . . 21
    9.9  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
    9.10 Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . 21
    9.11 No Recordation. . . . . . . . . . . . . . . . . . . . . . . . 22
    9.12 Additional Agreements; Further Assurances . . . . . . . . . . 22
    9.13 Construction. . . . . . . . . . . . . . . . . . . . . . . . . 22
    9.14 ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
    9.15 Business Day. . . . . . . . . . . . . . . . . . . . . . . . . 23
    9.16 Seller's Maximum Aggregate Liability. . . . . . . . . . . . . 23

                                    ii
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                                EXHIBITS

 Exhibit A    -    Legal Description
 Exhibit B    -    List of Tangible Personal Property
 Exhibit C    -    List of Contracts
 Exhibit D    -    Title Report
 Exhibit E    -    Form of Special Warranty Deed
 Exhibit F    -    Form of Bill of Sale
 Exhibit G    -    Form of Assignment of Leases
 Exhibit H    -    List of Tenants
 Exhibit I    -    Form of Assignment of Contracts
 Exhibit J    -    Form of Notice to Tenants
 Exhibit K    -    Form of Seller's FIRPTA Affidavit
 Exhibit L    -    Litigation Notices, Contract Defaults and
                   Governmental Violations
 Exhibit M    -    Permitted Exceptions

PAGE

                       PURCHASE AND SALE AGREEMENT

    THIS PURCHASE AND SALE AGREEMENT ("Agreement") is made this
 18th day of October, 1996, by and between PRUDENTIAL ACQUISITION
 FUND I, L.P., a Delaware limited partnership ("Seller"), and
 NORWEST BANK MINNESOTA SOUTH, N.A., a national banking association ("Buyer").


                          W I T N E S S E T H:

    In consideration of the mutual covenants and agreements set forth herein the parties hereto do hereby agree as follows:


                                ARTICLE 1

                            SALE OF PROPERTY

    Seller agrees to sell, transfer and assign and Buyer agrees to purchase, accept and assume, subject to the terms and conditions stated herein, all of Seller's right, title and interest in and to the following (herein collectively called the "Property"):

    1.1 Real Property. That certain parcel of real estate located in Rochester, Minnesota, and legally described in Exhibit A attached hereto and incorporated herein by this reference, together with all buildings, improvements and fixtures located thereon and all rights, privileges and appurtenances pertaining thereto including all of Seller's right, title and interest in and to all rights-of-way, open or proposed streets, alleys, easements, strips or gores of land adjacent thereto (herein collectively called the "Real Property"); and

    1.2 Personal Property. The tangible personal property listed on Exhibit B attached hereto and incorporated hereby this reference, and all books, records, operating statements and files (excluding appraisals, budgets, Seller's strategic plans for the Property, internal analyses, marketing information, submissions relating to Seller's obtaining of corporate authorization, attorney and accountant work product, or other information in the possession or control of Seller or Seller's property manager which Seller deems proprietary ("Seller's Proprietary Information")), relating to the Real Property (herein collectively called the "Personal Property"); and

    1.3 Other Property Rights. (a) Seller's interest as landlord in all leases encumbering the Real Property on the Closing Date (as defined in Section 6.1); and (b) if and to the extent assignable by Seller, (i) all service, supply, maintenance, utility and commission agreements, all equipment leases, and all contracts, subcontracts and agreements relating to the construction of any unfinished tenant improvements described in Exhibit C attached hereto and incorporated herein by this reference, and (ii) all licenses, permits and other written authorizations necessary for the use, operation or ownership of the Real Property or Personal Property (the rights and interests of Seller described in clauses (a) through (b) hereinabove being herein collectively called the "Other Property Rights").


                                ARTICLE 2

                             PURCHASE PRICE

    The total purchase price to be paid by Buyer for the purchase of the Property is the sum of SIX MILLION NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($6,900,000.00) in immediately available funds (the "Purchase Price"). The Purchase Price shall be paid concurrently herewith, subject to the prorations and adjustments set forth in Article 5 or as otherwise provided under this Agreement, plus any other amounts required to be paid by Buyer at Closing.


                                ARTICLE 3

                              TITLE MATTERS

    3.1 Title to Real Property. Seller has previously delivered to Buyer (a) Chicago Title Insurance Company's (the "Title Company") commitment to issue an Owner's Policy of Title Insurance with respect to the Property (the "Title Report") identified as Title Insurance Commitment File No. C2466598, with an effective date of September 10, 1996 at 7:00 a.m., a copy of which is attached hereto as Exhibit D and incorporated herein by this reference, (b) copies of all recorded documents referred to on Schedule B of the Title Report as exceptions to coverage (the "Title Documents"), and (c) a certified boundary survey of the Property dated August 22, 1983, prepared by McGhie & Betts, Inc. (the "Survey").

    3.2 Title Insurance. Concurrently herewith, the Title Company shall issue to Buyer, at Buyer's sole cost and expense (less the service fee for the Title Report which shall be paid by Seller as provided in Section 5.4 below), an ALTA Owner's Form of title insurance policy in the form of the Title Report (the "Owner's Title Policy"), in the amount of the Purchase Price, insuring that fee simple title to the Real Property is vested in Buyer subject only to the Permitted Exceptions listed on Exhibit M attached hereto and incorporated hereby by this reference. Buyer shall be entitled to request that the Title Company provide, at Buyer's sole cost and expense, such endorsements (or amendments) to the Owner's Title Policy as Buyer may reasonably require, provided that (a) such endorsements (or amendments) shall be at no cost or additional liability to Seller, (b) Buyer's obligations under this Agreement shall not be conditioned upon

 Buyer's ability to obtain such endorsements and, if Buyer is unable to obtain such endorsements, Buyer shall nevertheless be obligated to proceed to close the transaction contemplated by this Agreement (the "Transaction") without reduction of or set off against the Purchase Price, and (c) the Closing shall not be delayed as a result of Buyer's request.


                                ARTICLE 4

             BUYER'S DUE DILIGENCE/CONDITION OF THE PROPERTY

    4.1  Buyer's Inspections and Due Diligence.

         (a) Buyer acknowledges that, prior to Buyer's execution of this Agreement:

              (i)  Buyer has conducted all such inspections,
                    investigations, tests, analyses, appraisals and evaluations of the Property (including for Hazardous Materials (as defined in Subsection 4.2(e)) as Buyer considers necessary or appropriate (all of such inspections, investigations and reports being herein collectively called the "Investigations"); and

              (ii) Seller has made available to Buyer and
                    otherwise allowed Buyer access to, copies of certain documents in Seller's possession applicable to the Property, including, but not limited to, the Title Report, the Survey, the Title Documents, the Leases, the Contracts (as defined in Subsection 6.3(d)), the Property Documents (as defined in Subsection 6.3(i)), and such other non-proprietary, non-privileged reports, documents, books and records which pertain to the Property as Buyer has deemed necessary or appropriate (all of the foregoing documents described in this clause (ii) being herein collectively called the "Documents").

               Buyer has reviewed, examined, evaluated and verified all Documents and the results of the Investigations to the extent it deems necessary or appropriate with the assistance of such experts as Buyer deemed appropriate. In particular, Buyer has determined to its satisfaction the assignability of any Documents to be assigned hereunder. Buyer acknowledges and agrees that it
               (A) is familiar with the physical condition of the Property, (B) has completed its due diligence with respect to the Property and the Documents to its satisfaction, (C) is acquiring the Property based exclusively upon its own investigations and inspections of the Property and the Documents, and
               (D) shall have no additional period

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               after the date hereof to conduct further physical
               due diligence regarding the Property.

    4.2  Property Sold "As Is."

         (a)  BUYER ACKNOWLEDGES AND AGREES THAT (i) THE
     PROPERTY SHALL BE SOLD, AND BUYER SHALL ACCEPT POSSESSION OF THE PROPERTY ON THE CLOSING DATE, "AS IS, WHERE IS, WITH ALL FAULTS", WITH NO RIGHT OF SETOFF OR REDUCTION IN THE PURCHASE PRICE; (ii) EXCEPT FOR SELLER'S REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 8.2 AND THE LIMITED WARRANTY OF TITLE TO BE GIVEN IN THE DEED (AS DEFINED IN
     SECTION 6.3(a)) (HEREIN COLLECTIVELY CALLED THE "SELLER'S WARRANTIES"), NONE OF SELLER, ITS COUNSEL, WELSH COMPANIES ("BROKER"), ITS SALES AGENTS, NOR ANY PARTNER, OFFICER, DIRECTOR, EMPLOYEE, AGENT OR ATTORNEY OF SELLER, ITS COUNSEL, BROKER, OR ITS SALES AGENTS, NOR ANY OTHER PARTY RELATED IN ANY WAY TO ANY OF THE FOREGOING (ALL OF WHICH PARTIES ARE HEREIN COLLECTIVELY CALLED THE "SELLER PARTIES") HAVE OR SHALL BE DEEMED TO HAVE MADE ANY VERBAL OR WRITTEN REPRESENTATIONS, WARRANTIES, PROMISES OR GUARANTEES (WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) TO BUYER WITH RESPECT TO THE PROPERTY, ANY MATTER SET FORTH, CONTAINED OR ADDRESSED IN THE DOCUMENTS (INCLUDING, BUT NOT LIMITED TO, THE ACCURACY AND COMPLETENESS THEREOF) OR THE RESULTS OF THE INVESTIGATIONS; AND (iii) BUYER HAS CONFIRMED INDEPENDENTLY ALL INFORMATION THAT IT CONSIDERS MATERIAL TO ITS PURCHASE OF THE PROPERTY OR THE TRANSACTION. BUYER SPECIFICALLY ACKNOWLEDGES THAT, EXCEPT FOR SELLER'S WARRANTIES (AS SUCH TERM IS HEREIN DEFINED), BUYER IS NOT RELYING ON (AND SELLER AND EACH OF THE OTHER SELLER PARTIES DOES HEREBY DISCLAIM AND RENOUNCE) ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE WHATSOEVER, WHETHER ORAL OR WRITTEN, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, FROM SELLER OR ANY OTHER SELLER PARTIES, AS TO: (1) THE OPERATION OF THE PROPERTY OR THE INCOME POTENTIAL, USES, OR MERCHANTABILITY OR FITNESS OF ANY PORTION OF THE PROPERTY FOR A PARTICULAR PURPOSE; (2) THE PHYSICAL CONDITION OF THE PROPERTY OR THE CONDITION OR SAFETY OF THE PROPERTY OR ANY IMPROVEMENTS THEREON, INCLUDING, BUT NOT LIMITED TO, PLUMBING, SEWER, HEATING AND ELECTRICAL SYSTEMS, ROOFING, AIR CONDITIONING, FOUNDATIONS, SOILS AND GEOLOGY, INCLUDING HAZARDOUS MATERIALS, LOT SIZE, OR SUITABILITY OF THE PROPERTY OR ANY IMPROVEMENTS THEREON FOR A PARTICULAR PURPOSE; (3) THE PRESENCE OR ABSENCE, LOCATION OR SCOPE OF ANY HAZARDOUS MATERIALS IN, AT,

     OR UNDER THE PROPERTY; (4) WHETHER THE APPLIANCES, IF ANY, PLUMBING OR UTILITIES ARE IN WORKING ORDER; (5) THE HABITABILITY OR SUITABILITY FOR OCCUPANCY OF ANY STRUCTURE AND THE QUALITY OF ITS CONSTRUCTION; (6) WHETHER THE IMPROVEMENTS ARE STRUCTURALLY SOUND, IN GOOD CONDITION, OR IN COMPLIANCE WITH APPLICABLE MUNICIPAL, COUNTY, STATE OR FEDERAL STATUTES, CODES OR ORDINANCES; (7) THE ACCURACY OF ANY STATEMENTS, CALCULATIONS OR CONDITIONS STATED OR SET FORTH IN SELLER'S BOOKS AND RECORDS CONCERNING THE PROPERTY OR SET FORTH IN ANY OF SELLER'S OFFERING MATERIALS WITH RESPECT TO THE PROPERTY; (8) THE DIMENSIONS OF THE PROPERTY OR THE ACCURACY OF ANY FLOOR PLANS, SQUARE FOOTAGE, LEASE ABSTRACTS, SKETCHES, REVENUE OR EXPENSE PROJECTIONS RELATED TO THE PROPERTY; (9) THE OPERATING PERFORMANCE, THE INCOME AND EXPENSES OF THE PROPERTY OR THE ECONOMIC STATUS OF THE PROPERTY; (10) THE ABILITY OF BUYER TO OBTAIN ANY AND ALL NECESSARY GOVERNMENTAL APPROVALS OR PERMITS FOR BUYER'S INTENDED USE AND DEVELOPMENT OF THE PROPERTY OR ANY OF THE DOCUMENTS; (11) THE LEASING STATUS OF THE PROPERTY OR THE INTENTIONS OF ANY PARTIES WITH RESPECT TO THE NEGOTIATION AND/OR EXECUTION OF ANY LEASE FOR ANY PORTION OF THE PROPERTY; AND (12) SELLER'S OWNERSHIP OF ANY PORTION OF THE PROPERTY. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE DISCLOSURES MADE IN THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 8.2 HEREOF, SELLER IS UNDER NO DUTY TO MAKE ANY AFFIRMATIVE DISCLOSURES OR INQUIRY REGARDING ANY MATTER WHICH MAY OR MAY NOT BE KNOWN TO SELLER, ITS OFFICERS, DIRECTORS, CONTRACTORS, AGENTS OR EMPLOYEES.

         (b) ANY REPORTS, REPAIRS OR WORK REQUIRED BY BUYER ARE THE SOLE RESPONSIBILITY OF BUYER, AND BUYER AGREES THAT THERE IS NO OBLIGATION ON THE PART OF SELLER TO MAKE ANY CHANGES, ALTERATIONS OR REPAIRS TO THE PROPERTY OR TO CURE ANY VIOLATIONS OF LAW OR TO COMPLY WITH THE REQUIREMENTS OF ANY INSURER. BUYER IS SOLELY RESPONSIBLE FOR OBTAINING ANY CERTIFICATE OF OCCUPANCY OR ANY OTHER APPROVAL OR PERMIT NECESSARY FOR TRANSFER OR OCCUPANCY OF THE PROPERTY AND FOR ANY REPAIRS OR ALTERATIONS NECESSARY TO OBTAIN THE SAME, ALL AT BUYER'S SOLE COST AND EXPENSE. BUYER ACKNOWLEDGES AND AGREES THAT BUYER'S OBLIGATIONS HEREUNDER SHALL REMAIN IN FULL FORCE AND EFFECT WITH BUYER HAVING NO RIGHT TO DELAY THE CLOSING OR TERMINATE THIS AGREEMENT REGARDLESS OF ANY FACTS OR INFORMATION LEARNED BY BUYER AFTER THE DATE HEREOF, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT.

         (c)  BUYER, FOR BUYER AND BUYER'S SUCCESSORS AND
     ASSIGNS, HEREBY RELEASES SELLER FROM, AND WAIVES ALL CLAIMS
     AND LIABILITY AGAINST SELLER FOR OR ATTRIBUTABLE TO THE
     FOLLOWING:

              (i) ANY AND ALL STATEMENTS OR OPINIONS HERETOFORE OR HEREAFTER MADE, OR INFORMATION FURNISHED, BY THE SELLER PARTIES TO BUYER OR ITS AGENTS OR REPRESENTATIVES, EXCEPT FOR SELLER'S WARRANTIES (AS SUCH TERM IS HEREIN DEFINED); AND

              (ii) ANY STRUCTURAL, PHYSICAL OR ENVIRONMENTAL CONDITION AT THE PROPERTY, INCLUDING WITHOUT LIMITATION, CLAIMS OR LIABILITIES RELATING TO THE PRESENCE, DISCOVERY OR REMOVAL OF ANY HAZARDOUS MATERIALS IN, AT, ABOUT OR UNDER THE PROPERTY, OR FOR, CONNECTED WITH OR ARISING OUT OF ANY AND ALL CLAIMS OR CAUSES OF ACTION BASED UPON CERCLA (COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION, AND LIABILITY ACT OF 1980, 42 U.S.C. ''9601 ET SEQ., AS AMENDED BY SARA [SUPERFUND AMENDMENT AND REAUTHORIZATION ACT OF 1986] AND AS MAY BE FURTHER AMENDED FROM TIME TO TIME), THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976, 42 U.S.C. ''6901 ET SEQ., OR ANY
                    RELATED CLAIMS OR CAUSES OF ACTION OR ANY
                    OTHER FEDERAL OR STATE BASED STATUTORY OR
                    REGULATORY CAUSES OF ACTION FOR ENVIRONMENTAL CONTAMINATION AT, IN OR UNDER THE PROPERTY.

         (d) EXCEPT AS EXPRESSLY PROVIDED TO THE CONTRARY IN THIS SUBSECTION (d), BUYER HEREBY (i) ASSUMES AND TAKES RESPONSIBILITY AND LIABILITY FOR ALL LOSSES, COSTS, CLAIMS, LIABILITIES, EXPENSES, DEMANDS AND OBLIGATIONS OF EVERY KIND OR NATURE WHATSOEVER ATTRIBUTABLE TO THE PROPERTY, WHETHER ARISING OR ACCRUING BEFORE OR AFTER THE DATE HEREOF AND WHETHER ATTRIBUTABLE TO EVENTS OR CIRCUMSTANCES WHICH HAVE HERETOFORE OR MAY HEREAFTER OCCUR, INCLUDING, WITHOUT LIMITATION, ALL LOSSES, COSTS, CLAIMS, LIABILITIES, EXPENSES AND DEMANDS WITH RESPECT TO THE STRUCTURAL, PHYSICAL OR ENVIRONMENTAL CONDITION OF THE PROPERTY (INCLUDING, WITHOUT LIMITATION, ANY HAZARDOUS MATERIALS, IN AT, UNDER OR ABOUT THE PROPERTY), AND (ii) AGREES TO

     INDEMNIFY, DEFEND AND HOLD HARMLESS SELLER FROM ANY LOSS, COST, CLAIM, LIABILITY, EXPENSE OR DEMAND WITH RESPECT THERETO. BY ITS EXECUTION OF THIS AGREEMENT, BUYER HEREBY AGREES THAT IT SHALL AT ALL TIMES COMPLY WITH ALL APPLICABLE FEDERAL, STATE AND LOCAL LAWS, RULES AND REGULATIONS INVOLVING HAZARDOUS MATERIALS IN, AT, UNDER OR ABOUT THE PROPERTY OR THEIR REMOVAL FROM THE PROPERTY. NOTWITHSTANDING THE FOREGOING, HOWEVER, BUYER DOES NOT ASSUME (AND SHALL NOT BE REQUIRED TO INDEMNIFY SELLER FOR) ANY RESPONSIBILITY OR LIABILITY ARISING OUT OF OR IN CONNECTION WITH:

              (i)  ANY CLAIMS MADE OR CAUSES OF ACTION BROUGHT
                    BY ANY THIRD PARTY UNRELATED TO BUYER
                    ALLEGING A DEFAULT OR BREACH BY SELLER WHICH
                    IS ALLEGED TO HAVE OCCURRED PRIOR TO THE
                    CLOSING DATE UNDER ANY CONTRACT OR AGREEMENT
                    (OTHER THAN ANY LEASE (AS SUCH TERM IS HEREIN DEFINED)) ENTERED INTO BETWEEN SELLER AND ANY SUCH CLAIMANT; PROVIDED, HOWEVER, THAT BUYER SHALL BE DEEMED TO ASSUME AND SHALL INDEMNIFY SELLER IN ACCORDANCE WITH THE TERMS OF THIS SUBSECTION (d) WITH RESPECT TO ANY SUCH CLAIMS OR CAUSES OF ACTION TO THE EXTENT THAT THE SAME RELATE TO ANY ALLEGED DEFAULTS OR THE BREACH OF ANY OF THE LEASES (AS SUCH TERM IS HEREIN DEFINED), IT BEING UNDERSTOOD AND AGREED BY BUYER AND SELLER THAT BUYER SHALL RELY SOLELY UPON ITS DUE DILIGENCE WITH RESPECT TO THE PROPERTY, SELLER'S WARRANTIES (AS SUCH TERM IS HEREIN DEFINED) AND SUCH TENANT ESTOPPEL CERTIFICATES AS BUYER MAY RECEIVE ON OR BEFORE THE CLOSING DATE WITH RESPECT TO PROTECTION AGAINST ANY ALLEGED BREACH OR DEFAULT BY SELLER UNDER ANY OF THE LEASES THAT MAY HAVE OCCURRED PRIOR TO THE CLOSING DATE; OR

              (ii) ANY TORT CLAIMS MADE OR BROUGHT BY A THIRD
                    PARTY UNRELATED TO BUYER WHICH ARISE FROM ANY ACTS OR OMISSIONS OF SELLER WHICH OCCURRED DURING THE TIME THAT SELLER OWNED FEE TITLE TO THE PROPERTY.

         (e)  For purposes of this Agreement, the term
     "Hazardous Material" shall mean any substance, chemical, waste or material that is or becomes regulated by any federal, state or local governmental authority because of its toxicity, infectiousness, radioactivity, explosiveness, ignitability, corrosiveness or reactivity, including, without limitation, asbestos or any substance containing more than 0.1 percent asbestos, the group of compounds known as polychlorinated biphenyls, flammable explosives, oil, petroleum or any refined petroleum product.

         (f) Buyer acknowledges and agrees that the provisions of this Article 4 were a material factor in Seller's acceptance of the Purchase Price and, while Seller has provided the Documents and cooperated with Buyer, Seller is unwilling to sell the Property unless Seller and the other Seller Parties are expressly released as set forth in Subsection 4.2(c) and Buyer assumes the obligations specified in, and provides the indemnifications set forth in, Subsection 4.2(d).

         (g) Notwithstanding anything to the contrary herein, the provisions of this Section 4.2 shall survive the Closing and shall not be merged therein.


                                ARTICLE 5

                       ADJUSTMENTS AND PRORATIONS

 The following adjustments and prorations shall be made at
 Closing:

    5.1  Lease Rentals and Expenses.

         5.1.1     Rents.  All collected rents and other
     payments from tenants under the leases shall be prorated between Seller and Buyer as of the day prior to the Closing Date. Seller shall be entitled to all rents (including any percentage rent, additional rent and any accrued tax and operating expense reimbursements and escalations), charges, and other revenue of any kind attributable to any period under the Leases to but not including the Closing Date. Buyer shall be entitled to all rents (including any percentage rent, additional rent and any accrued tax and operating expense reimbursements and escalations), charges and other revenue of any kind attributable to any period under the Leases on and after the Closing Date. Rents and expense escalations or other reimbursements due landlord under the Leases not collected as of the Closing Date shall not be prorated at the time of Closing, but Buyer shall make a good faith effort to collect the same on Seller's behalf and to tender the same to Seller upon receipt (which obligation of Buyer shall survive the Closing and not be merged therein); provided, however, that all rents, escalations and other reimbursements due landlord under the Leases collected by Buyer on or after the Closing Date shall first be applied to all amounts due under the Leases at the time of collection (i.e., current rents and sums due Buyer as the current owner and landlord) with the balance (if any) payable to Seller, but only to the extent of amounts delinquent and actually due Seller. Buyer shall not have an exclusive right to collect the sums due Seller under the Leases and Seller hereby retains its rights to pursue any tenant under the Leases for sums due Seller for periods attributable to Seller's ownership of the Property; provided, however, that Seller shall not be permitted to commence or pursue any legal proceedings against any tenant seeking eviction of such tenant or the termination of the underlying lease. Seller's rights under the immediately preceding sentence shall survive the Closing and not be merged therein. Buyer shall receive a credit against the Purchase Price for pre-paid rentals held by Seller covering the period post-Closing. Notwithstanding the foregoing, any rent which is attributable to real estate taxes which has been collected by Seller shall be prorated as set forth in
     Section 5.2 below and Buyer shall not otherwise be entitled to receive any such rent attributable to real estate taxes.

    5.2 Real Estate and Personal Property Taxes. Seller shall receive a proration of $__________ for real estate and personal property taxes for the calendar year 1996 which have been paid in full by Seller prior to the date hereof. There shall be no proration of real estate taxes other than as aforesaid and such proration shall be final. In the event the Property has been assessed for property tax purposes at such rates as would result in reassessment (i.e., "escape assessment" or "roll-back taxes") based upon the change in land usage or ownership of the Property, Buyer hereby agrees to pay all such taxes and to indemnify and save Seller harmless from and against all claims and liability for such taxes. Such indemnity shall survive the Closing and not be merged therein.

    5.3 Other Property Operating Expenses. Operating expenses for the Property shall be prorated as of midnight of the day prior to the Closing Date. Seller shall pay all utility charges and other operating expenses attributable to the Property to, but not including the Closing Date (except for those utility charges and operating expenses payable by tenants in accordance with the Leases) and Buyer shall pay all utility charges and other operating expenses attributable to the Property on or after the Closing Date. To the extent that the amount of actual consumption of any utility services is not determined prior to the Closing Date, a proration shall be made at Closing based on the last available reading and such proration shall be final. Seller shall not assign to Buyer any deposits which Seller has with any of the utility services or companies servicing the Property. Buyer shall arrange with such services and companies to have accounts opened in Buyer's name beginning at 12:01 a.m.
 on the Closing Date. Notwithstanding the foregoing terms of this Section, Seller shall have no obligation to pay (and Buyer shall not receive a credit at Closing for) any operating expenses to the extent that Buyer is entitled after Closing to reimbursement of operating expenses, or the recovery of any increase in operating expenses, from the tenants under the Leases, regardless of whether Buyer actually collects such reimbursement or increased operating expenses from such tenants, it being understood and agreed by Buyer and Seller that the burden of collecting such reimbursements shall be solely on Buyer.

    5.4 Closing Costs. Buyer shall pay all premiums and charges of the Title Company for the Owner's Title Policy (including endorsements) to be issued pursuant to the Title Report (less the service fee for the Title Report which shall be paid by Seller), the cost of any survey obtained by Buyer, all recording and filing charges in connection with the instrument by which Seller conveys the Property, one-half (1/2) of all escrow or closing charges, all costs of Buyer's Due Diligence and any other costs customarily paid by the buyer pursuant to local practice. Seller shall pay the service fee for the Title Report, one-half (1/2) of all escrow or closing charges and all transfer taxes and similar charges, if any, applicable to the transfer of the Property to Buyer and any other costs customarily paid by the seller pursuant to local practice. Except as otherwise agreed by the parties, each party shall pay its own attorneys. The obligations of the parties to pay applicable escrow or closing charges shall survive the termination of this Agreement.

    5.5  Cash Security Deposits.  At Closing, Seller shall give
 Buyer a credit against the Purchase Price in the aggregate amount of the unapplied cash security deposits then held by Seller under the Leases and any interest thereon.

    5.6 Apportionment Credit. In the event the apportionments to be made at the Closing result in a credit balance (i) to Buyer, such sum shall be paid (at Seller's option) at the Closing by giving Buyer a credit against the Purchase Price in the amount of such credit balance, or (ii) to Seller, Buyer shall pay the amount thereof to Seller at the Closing by wire transfer of immediately available funds to the account or accounts to be designated by Seller for the payment of the Purchase Price.

    5.7  Mayo Foundation Leases.  Seller has agreed to give
 Buyer a credit against the Purchase Price in the amount of $86,452.00. This credit represents (a) $40,580 which will become due and payable to Mayo Foundation under the lease for Suite 550 for a tenant improvement allowance upon satisfaction of certain conditions in the lease, including, without limitation, the delivery of final lien waivers, (b) $33,620.00 which will become due and payable to Mayo Foundation under the lease for Suite 555 for a tenant improvement allowance upon satisfaction of certain conditions in the lease, including, without limitation, the delivery of final lien waivers and (c) $12,252.00 which will become due and payable to Welsch Companies upon the execution of the lease for Suite 620 with Mayo Foundation as tenant. Buyer agrees to pay such parties the foregoing amounts when the same become due and payable. In consideration of the aforesaid credit, Buyer hereby releases Seller from any liability and obligation with respect to such tenant improvement allowances and such commission, and Buyer agrees to assume such liabilities and obligations and agrees to indemnify and hold harmless Seller from and against any loss, cost, claim, liability, expense or demand with respect thereto. Seller and Buyer agree that Seller shall have no other liabilities or obligations with respect to the leases with the Mayo Foundation for said suites.

    5.8 Prorations Final. All prorations between the parties made at Closing shall be final.


                                ARTICLE 6

                                 CLOSING

 Buyer and Seller hereby agree that the Transaction shall be consummated as follows:

    6.1 Closing Date. The Transaction shall close ("Closing") on the date hereof (the "Closing Date"). Closing may, at Seller's election, be either by a so-called "New York style" closing or through escrow.

    6.2  Intentionally Omitted.

    6.3  Seller's Closing Deliveries.  Concurrently herewith,
 Seller shall deliver or cause to be delivered to the Escrow
 Agent the following:

         (a) Deed. A special warranty deed in the form of Exhibit E attached hereto and incorporated herein by this reference, conveying to Buyer all of Seller's right, title and interest in and to the Real Property, subject only to the Permitted Exceptions ("Deed").

         (b) Bill of Sale. A bill of sale in the form of Exhibit F attached hereto and incorporated herein by this reference conveying all of Seller's right, title and interest in and to the Personal Property.

         (c) Assignment of Tenant Leases. An assignment and assumption of tenant leases, in the form of Exhibit G attached hereto and incorporated herein by this reference ("Assignment of Leases") transferring all of Seller's interest in the tenant space leases for the tenants identified on Exhibit H attached hereto and incorporated herein by this reference and any amendments, guarantees and other documents relating thereto (herein collectively called the "Leases"), together with all assignable non-cash security deposits deposited by the tenants thereunder and not applied by Seller in accordance with the terms of the Leases.

         (d) Assignment of Equipment Leases, Commission Agreements and Service Contracts. An assignment and assumption of equipment leases, commission agreements, service contracts, warranties and guaranties and the Other Property Rights (to the extent the same are not transferred by the Deed, Bill of Sale or Assignment of Leases) in the form of Exhibit I attached hereto and incorporated herein by this reference ("Assignment of Contracts"), transferring, to the extent assignable, without liability or expense to Seller, all of Seller's interest in the equipment leases and any lease commission agreements in effect at the Property on the Closing Date, all uncanceled service contracts encumbering the Property on the Closing Date, all warranties and guaranties which remain in effect on the Closing Date and any Other Property Rights not otherwise transferred to Buyer (all of the foregoing being herein collectively called the "Contracts"). Seller shall not assign any existing management agreement or any contracts or policies of insurance for the Property.

         (e) Tenant Estoppel Letters. Tenant estoppel letters from each of the tenants listed on Exhibit H attached hereto and incorporated by this reference in form satisfactory to Buyer.

         (f) Notice to Tenants. A single form letter in the form of Exhibit J attached hereto and incorporated herein by this reference to each tenant under the Leases, duplicate copies of which would be sent notifying it of the sale of the Property to Buyer and advising it that all future payments of rent and other payments due under the Leases are to be made to Buyer at an address designated by Buyer.

         (g) Non-Foreign Status Affidavit. A non-foreign status affidavit in the form of Exhibit K attached hereto and incorporated herein by this reference, as required by
     Section 1445 of the Internal Revenue Code.

         (h) Evidence of Authority. A certificate of an Assistant Secretary of Seller with respect to the authority to act on behalf of Seller of the individual executing on behalf of Seller all documents contemplated by this Agreement.

         (i) Property Documents. (i) To the extent in the possession of Seller or the current manager of the Property, (A) the original (or, if unavailable, a copy) of the existing certificate or certificates of occupancy for the Property, and (B) all original (or, if unavailable, copies of) certificates, licenses, permits, authorizations and approvals issued for or with respect to the Property by governmental and quasi-governmental authorities having jurisdiction; and (ii) all non-proprietary books and records located at the Property or at the office of Seller's building manager relating to the Property and the ownership and operation thereof (the items described in clauses (i) and (ii) being herein collectively called the "Property Documents").

         (j) Other Documents. Such other documents as may be reasonably required by the Title Company or as may be agreed upon by Seller and Buyer to consummate the Transaction.

         (k) Letters of Credit as Tenant Security Deposits. With respect to any security deposits which are letters of credit, Seller shall, if the same are assignable,
     (i) deliver to Buyer at the Closing such letters of credit,
     (ii) execute and deliver such other instruments as the issuers of such letters of credit shall reasonably require, and (iii) cooperate with Buyer to change the named beneficiary under such letters of credit to Buyer.

         (l) Keys and Original Documents. Keys to all locks on the Real Property (in Seller's or Seller's building manager's possession) and originals or, if originals are not available, copies, of the Leases and Contracts (unless canceled as set forth herein) encumbering the Property on the Closing Date.

         (m) Transfer Taxes. If applicable, duly completed and signed real estate transfer tax returns.

    6.4 Buyer Closing Deliveries. Concurrently herewith, Buyer shall deliver or cause to be delivered to the Escrow Agent the following:

         (a) Purchase Price. The Purchase Price, as adjusted for apportionments and other adjustments required under this Agreement, plus any other amounts required to be paid by Buyer at Closing.

         (b) Assignment of Leases. The Assignment of Leases executed and acknowledged by Buyer.

         (c)  Assignment of Equipment Leases, Commission
     Agreements and Service Contracts.  The Assignment of
     Contracts executed and acknowledged by Buyer.

         (d)  Evidence of Authority.   Documentation to
     establish to Seller's reasonable satisfaction the due authorization of Buyer's acquisition of the Property and Buyer's delivery of the documents required to be delivered by Buyer pursuant to this Agreement (including, but not limited to, the organizational documents of Buyer, as they may have been amended from time to time, resolutions of Buyer and incumbency certificates of Buyer.

         (e)  Other Documents.   Such other documents as may be
     reasonably required by the Title Company or may be agreed upon by Seller and Buyer to consummate the Transaction.

         (f) Transfer Taxes. If applicable, duly completed and signed real estate transfer tax returns.

    6.5 Delivery of Deed. Effective upon delivery of the Deed, actual and exclusive possession (subject only to the Permitted
 Exceptions) and risk of loss to the Property shall pass from Seller to Buyer.



                                ARTICLE 7

                     REPRESENTATIONS AND WARRANTIES

    7.1 Buyer's Representations. Buyer represents and warrants to, and covenants with, Seller as follows:

         7.1.1 Buyer's Authorization. Buyer is duly organized (or formed), validly existing and in good standing under the laws of the United States of America and the State in which the Property is located, and is authorized to consummate the Transaction and fulfill all of its obligations hereunder and under all documents contemplated hereunder to be executed by Buyer, and has all necessary power to execute and deliver this Agreement and all documents contemplated hereunder to be executed by Buyer, and to perform all of its obligations hereunder and thereunder. This Agreement and all documents contemplated hereunder to be executed by Buyer, have been duly authorized by all requisite partnership or corporate action on the part of Buyer and are the valid and legally binding obligation of Buyer, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and all documents contemplated hereunder to be executed by Buyer, nor the performance of the obligations of Buyer hereunder or thereunder will result in the violation of any law or any provision of the agreement of partnership or articles of incorporation and by-laws of Buyer or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Buyer is bound.

         7.1.2     Buyer's Financial Condition.  Buyer's
     financial condition is as is represented to Seller on any financial statements previously submitted to Seller by Buyer.

    7.2 Seller's Representations. Seller represents and warrants to Buyer as follows:

         7.2.1 Seller's Authorization. Seller is (a) duly organized (or formed), validly existing and in good standing under the laws of its State of organization and the State in which the Property is located, (b) is authorized to consummate the Transaction and fulfill all of its obligations hereunder and under all documents contemplated hereunder to be executed by Seller, and (c) has all necessary power to execute and deliver this Agreement and all documents contemplated hereunder to be executed by Seller and to perform its obligations hereunder and thereunder. This Agreement and all documents contemplated hereunder to be executed by Seller have been duly authorized by all requisite partnership action on the part of Seller and are the valid and legally binding obligation of Seller enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and all documents contemplated hereunder to be executed by Seller nor the performance of the obligations of Seller hereunder or thereunder will result in the violation of any law or any provision of the partnership agreement of Seller or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Seller is bound.

         7.2.2 Other Seller's Representations. To Seller's knowledge (as such term is hereinafter defined):

              (a)  Except as listed in Exhibit L attached hereto
                    and incorporated herein by this reference, Seller has not received any written notice of pending litigation against Seller which would, if determined adversely to Seller, adversely affect the Property.

              (b)  Seller has not entered into any service,
                    supply, maintenance or utility contracts affecting the Property which will be binding upon Buyer after the Closing other than the Contracts listed in Exhibit B attached hereto.

              (c)  Seller has not received any written notice of
                    default under the terms of any of the
                    Contracts or Leases except as listed in
                    Exhibit L attached hereto.

              (d)  As of the date of this Agreement, the only
                    tenants of the Property are the tenants
                    listed in Exhibit H attached hereto and
                    incorporated herein by this reference.

              (e)  Except as listed in Exhibit L attached
                    hereto, Seller has not received any written notice from any governmental authority of any violation of any zoning, building, fire, or health code, statute, ordinance, rule or regulation applicable to the Property.

              (f)  The files for the Property which Seller has
                    delivered to Buyer for its review are, to Seller's knowledge, the files kept in the ordinary course of business for the operation of the Property, except that Seller has removed from such files Seller's Proprietary Information.

    7.3  General Provisions.

         7.3.1 No Representation As to Leases. Seller does not represent or warrant, except as may be expressly provided in Section 7.2 above, that any particular Lease or Leases will be in force or effect on the Closing Date or that the tenants will have performed their obligations thereunder.

         7.3.2 Definition of "Seller's Knowledge". All references in this Agreement to "Seller's knowledge" or words of similar import shall refer only to the actual knowledge of Edward G. Kerley (the "Designated Employee") and shall not be construed to refer to the knowledge of any other officer, agent or employee of Seller or any affiliate thereof or to impose or have imposed upon the Designated Employee any duty to investigate the matters to which such knowledge, or the absence thereof, pertains, including, but not limited to, the contents of the files, documents and materials made available to or disclosed to Buyer or the contents of files maintained by the Designated Employee. There shall be no personal liability on the part of the Designated Employee arising out of any representations or warranties made herein.

         7.3.3 Seller's Representations Deemed Modified. To the extent that Buyer knows or is deemed to know on or prior to the date hereof that Seller's representations and warranties are inaccurate, untrue or incorrect in any way, such representations and warranties shall be deemed modified to reflect Buyer's knowledge or deemed knowledge, as the case may be. For purposes of this Agreement, Buyer shall be "deemed to know" that a representation or warranty was untrue, inaccurate or incorrect to the extent that this Agreement, the Documents, any estoppel certificate executed by any tenant of the Property and delivered to Buyer, or any studies, tests, reports, or analyses prepared by or for Buyer or any of its employees, agents, representatives or attorneys (all of the foregoing being herein collectively called the "Buyer's Representatives") or otherwise obtained by Buyer or Buyer's Representatives contains information which is inconsistent with such representation or warranty.

         7.3.4 Survival; Limitation on Seller's Liability. The representations and warranties made by Seller in
     Section 7.2 shall survive the Closing and not be merged therein for a period of one (1) year and Seller shall only be liable to Buyer hereunder for a breach of a representation and warranty made herein or in any of the documents executed by Seller at the Closing with respect to which a claim is made by Buyer against Seller on or before the first anniversary of the date of the Closing. Anything in this Agreement to the contrary notwithstanding, the maximum aggregate liability of Seller for Seller's breaches of representations and warranties herein or in any documents executed by Seller at Closing shall be limited as set forth in Section 9.16 hereof. Notwithstanding the foregoing, however, if the Closing occurs, Buyer hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity or under this

     Agreement to make a claim against Seller for damages that Buyer may incur, or to rescind this Agreement and the Transaction, as the result of any of Seller's representations or warranties being untrue, inaccurate or incorrect if (a) Buyer knew or is deemed to know that such representation or warranty was untrue, inaccurate or incorrect at the time of the Closing, or (b) Buyer's damages as a result of such representations or warranties being untrue, inaccurate or incorrect are reasonably estimated to aggregate less than $10,000.00.


                                ARTICLE 8

                                COVENANTS

    8.1  Buyer's Covenants.  Buyer hereby covenants as follows:

         8.1.1 Confidentiality. Buyer acknowledges that any information furnished to Buyer with respect to the Property is and has been so furnished on the condition that Buyer maintain the confidentiality thereof. Accordingly, Buyer shall hold, and shall cause its directors, officers and other personnel and representatives to hold, in strict confidence, and not disclose to any other person without the prior written consent of Seller until the Closing shall have been consummated, any of the information in respect of the Property delivered to or for the benefit of Buyer whether by agents, consultants, employees or representatives of Buyer or by Seller or any of its agents, representatives or employees, including, but not limited to, any information obtained by Buyer or any of Buyer's Representatives in connection with any studies, inspections, testings or analyses conducted by Buyer as part of its Due Diligence.
     In the event the Closing does not occur and this Agreement is terminated, Buyer shall promptly return to Seller all copies of documents containing any of such information without retaining any copy thereof or extract therefrom. Notwithstanding anything to the contrary hereinabove set forth, Buyer may disclose such information (i) on a need-to-know basis to its employees or members of professional firms serving it, and (ii) as any governmental agency may require in order to comply with applicable laws or regulations.
     The provisions of this Subsection 8.1.1 shall survive the Closing (and not be merged therein) or earlier termination of this Agreement.

         8.1.2     Buyer's Indemnity; Delivery of Reports.
     Buyer hereby agrees to indemnify, defend, and hold Seller, each of the Seller Parties and the Property free and harmless from and against any and all costs, loss, damages and expenses, of any kind or nature whatsoever (including attorneys fees and costs), arising out of or resulting from the entry and/or the conduct of activities upon the Property by Buyer, its agents, contractors and/or subcontractors in connection with the inspections, examinations, testings and investigations of the Property conducted at any time prior to the Closing, which indemnity shall survive the Closing
     (and not be merged therein) or any earlier termination of this Agreement. Buyer shall deliver promptly to Seller copies of all third party reports commissioned by Buyer evidencing the results of tests, studies or inspections of the Property.

    8.2  Mutual Covenants.

         8.2.1 Publicity. Seller and Buyer each hereby covenant that after the Closing, any Release issued by either Seller or Buyer shall be subject to the review and approval of both parties (which approval shall not be unreasonably withheld). If either Seller or Buyer is required by law to issue a Release, such party shall, at least two (2) business days prior to the issuance of the same, deliver a copy of the proposed Release to the other party for its review.

         8.2.2 Broker. Seller and Buyer expressly acknowledge that Broker has acted as the exclusive broker with respect to the Transaction and with respect to this Agreement, and that Seller shall pay any brokerage commission due to Broker in accordance with the separate agreement between Seller and Broker. Seller and Buyer each represents and warrants to the other that it has not dealt with any other broker in the Transaction and each agrees to hold harmless the other and indemnify the other from and against any and all damages, costs or expenses (including, but not limited to, reasonable attorneys' fees and disbursements) suffered by the indemnified party as a result of acts of the indemnifying party that would constitute a breach of its representation and warranty in this section.

         8.2.3 Tax Refunds and Credits. All real estate and personal property tax refunds and credits with respect to the Property shall be apportioned between Buyer and Seller as follows:

              (a)  with respect to any refunds or credits
                    attributable to real estate and personal property taxes due and payable in the calendar year in which the Closing occurs (regardless of the year for which such taxes are assessed), such refunds and credits shall be apportioned between Buyer and Seller in proportion to the number of days in such calendar year that each party owned the Property (with title to the Property being deemed to have passed as of 12:01 a.m. on the Closing Date);

              (b)  with respect to any refunds or credits
                    attributable to real estate and personal property taxes due and payable during any period prior to the calendar year in which the Closing occurs (regardless of the year for which such taxes are assessed), Seller shall be entitled to the entire refunds and credits; and

              (c)  with respect to any refunds or credits
                    attributable to real estate and personal property taxes due and payable during any period after the calendar year in which the Closing occurs (regardless of the year for which such taxes are assessed), Buyer shall be entitled to the entire refunds and credits.

         8.2.4 Survival. The provisions of this Section 8.2 shall survive the Closing (and not be merged therein) or earlier termination of this Agreement.



                                ARTICLE 9

                              MISCELLANEOUS

    9.1 Buyer's Assignment. Buyer shall not assign this Agreement or its rights hereunder to any individual or entity without the prior written consent of Seller, which consent Seller may grant or withhold in its sole discretion, and any such assignment shall be null and void, except that Buyer may assign this Agreement to any subsidiary of Norwest Corporation without the prior written consent of Seller.

    9.2 Designation Agreement. Section 6045(e) of the United States Internal Revenue Code and the regulations promulgated thereunder (herein collectively called the "Reporting Requirements") require an information return to be made to the United States Internal Revenue Service, and a statement to be furnished to Seller, in connection with the Transaction. Escrow Agent ("Agent") is either (i) the person responsible for closing the Transaction (as described in the Reporting Requirements) or
 (ii) the disbursing title or escrow company that is most significant in terms of gross proceeds disbursed in connection with the Transaction (as described in the Reporting Requirements). Accordingly:

         (a) Agent is hereby designated as the "Reporting Person" (as defined in the Reporting Requirements) for the Transaction. Agent shall perform all duties that are required by the Reporting Requirements to be performed by the Reporting Person for the Transaction.

         (b) Seller and Buyer shall furnish to Agent, in a timely manner, any information requested by Agent and necessary for Agent to perform its duties as Reporting
     Person for the Transaction.

         (c) Agent hereby requests Seller to furnish to Agent Seller's correct taxpayer identification number. Seller acknowledges that any failure by Seller to provide Agent with Seller's correct taxpayer identification number may subject Seller to civil or criminal penalties imposed by law. Accordingly, Seller hereby certifies to Agent, under penalties of perjury, that Seller's correct taxpayer identification number is 22-1211670.

         (d) Each of the parties hereto shall retain this Agreement for a period of four (4) years following the calendar year during which Closing occurs.

    9.3 Survival/Merger. Except for the provisions of this Agreement which are explicitly stated to survive the Closing,
 (a) none of the terms of this Agreement shall survive the Closing, and (b) the delivery of the Deed and any other documents and instruments by Seller and the acceptance thereof by Buyer shall effect a merger, and be deemed the full performance and discharge of every obligation on the part of Buyer and Seller to be performed hereunder.

    9.4 Integration; Waiver. This Agreement, together with the Schedules and Exhibits hereto, embodies and constitutes the entire understanding between the parties with respect to the Transaction and all prior agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument. No waiver by either party hereto of any failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

    9.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State in which the Property is located except to the extent its conflict of law principles would direct the application of the law of a different state or forum.

    9.6 Captions Not Binding; Schedules and Exhibits. The captions in this Agreement are inserted for reference only and in no way define, describe or limit the scope or intent of this Agreement or of any of the provisions hereof. All Schedules and Exhibits attached hereto shall be incorporated by reference as if set out herein in full.

    9.7 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

    9.8 Severability. If any term or provision of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

    9.9 Notices. Any notice, request, demand, consent, approval and other communications under this Agreement shall be in writing, and shall be deemed duly given or made at the time and on the date when personally delivered as shown on a receipt therefor (which shall include delivery by a nationally recognized overnight delivery service) or three (3) business days after being mailed by prepaid registered or certified mail, return receipt requested, to the address for each party set forth below. Any party, by written notice to the other in the manner herein provided, may designate an address different from that set forth below.

         IF TO BUYER:

         c/o Norwest Corporation Law Division
         Norwest Center
         Sixth and Marquette
         Minneapolis, Minnesota  55479-1026
         Attention:  David Nelson

         IF TO SELLER:

         Prudential Acquisition Fund I, L.P.
         c/o The Prudential Insurance Company of America
         130 East Randolph Street
         Chicago, Illinois  60601
         Attention:  Edward G. Kerley

         COPY TO:

         The Prudential Insurance Company of America
         51 JFK Parkway
         Short Hills, New Jersey  07078
         Attention: Regional Counsel

    9.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

    9.11 No Recordation. Seller and Buyer each agrees that neither this Agreement nor any memorandum or notice hereof shall be recorded and Buyer agrees (a) not to file any notice of pendency or other instrument (other than a judgment) against the Property or any portion thereof in connection herewith and (b) to indemnify Seller against all costs, expenses and damages, including, without limitation, reasonable attorneys' fees and disbursements, incurred by Seller by reason of the filing by Buyer of such notice of pendency or other instrument.

    9.12 Additional Agreements; Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto shall execute and deliver such documents as the other party shall reasonably request in order to consummate and make effective the Transaction; provided, however, that the execution and delivery of such documents by such party shall not result in any additional liability or cost to such party.

    9.13 Construction. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendment, Schedule or Exhibit hereto.

    9.14 ERISA. To satisfy compliance with ERISA, Buyer represents and warrants to Seller that:

         (a) Neither Buyer nor any of its affiliates (within the meaning of Part V(c) of Prohibited Transaction Exemption 84-14 granted by the U.S. Department of Labor ("PTE 84-14") has, or during the immediately preceding year has exercised, the authority to appoint or terminate Seller as investment manager of any assets of the employee benefit plans whose assets are held by Seller or to negotiate the terms of any management agreement with Seller on behalf of any such plan;

         (b)  The Transaction is not specifically excluded by
     Part I(b) of PTE 84-14;

         (c) Buyer is not a related party of Seller (as defined in Part V(h) of PTE 84-14); and

         (d) The terms of the Transaction have been negotiated and determined at arm's length, as such terms would be negotiated and determined by unrelated parties.

         Buyer hereby agrees to execute such documents or provide such information as Seller may require in connection with the Transaction or to otherwise assure Seller that: (i) this is not a prohibited Transaction under ERISA, (ii) that the Transaction is otherwise in full compliance with ERISA and (iii) that Seller is not in violation of ERISA by compliance with this Agreement and by closing the Transaction. Seller shall not be obligated to consummate the Transaction unless and until the Transaction complies with ERISA and Seller is satisfied that the Transaction complies in all respects with ERISA. The obligations of Buyer under this section shall survive the Closing and shall not be merged therein.

    9.15 Business Day. As used herein, the term "business day" shall mean any day other than a Saturday, Sunday, or any Federal or State of Minnesota holiday.

    9.16 Seller's Maximum Aggregate Liability. Notwithstanding any provision to the contrary contained in this Agreement or any documents executed by Seller pursuant hereto or in connection herewith, the maximum aggregate liability of Seller, and the maximum aggregate amount which may be awarded to and collected by Buyer, under this Agreement (including, without limitation, the breach of any representations and warranties contained herein) and any and all documents executed pursuant hereto or in connection herewith, for which a claim is timely made by Buyer shall not exceed One Hundred Thousand Dollars ($100,000.00). The provisions of this section shall survive the Closing and shall not be merged therein.

    IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed on its behalf on the day and year first above written.


                                  PRUDENTIAL ACQUISITION FUND
                                   I, L.P., a Delaware limited
                                   partnership

                                  By:  Prudential Realty
                                        Partnerships, Inc., a
                                        Delaware corporation,
                                        General Partner


                                        By: /s/ Edward G. Kerley
                                           ------------------------
                                           Edward G. Kerley,
                                           Vice President


                                  NORWEST BANK MINNESOTA SOUTH,
                                   N.A., a national banking
                                   association


                                  By: /s/ Harold P. Richey
                                     ---------------------------
                                     Name: Harold P. Richey
                                          ----------------------
                                     Its: Senior Vice President
                                         -----------------------
                                        Date: October 18, 1996
                                             -------------------

                                   23
PAGE

The undersigned has executed this
 Agreement solely to confirm its
 agreement to Section 14.2.

 CHICAGO TITLE AND TRUST COMPANY


 Name: /s/ Christine Schimdt
      --------------------------
      Its: Commercial Closer
          ----------------------
      Date: October 18, 1996
           ---------------------

                                EXHIBIT A

                            LEGAL DESCRIPTION


 TRACT A

 The west 60 feet of the south 32 feet of Lot 9, and the west 60 feet of Lots 10, 11 and 12, all in Block 32, Original Plat
 Rochester, Minnesota.

 Containing 9,341 square feet.

 TRACT B

 Commencing at the southwest corner of Block 32, Original Plat, Rochester, Minnesota; thence North, assumed bearing, along the west line of said Block 32 a distance of 5.00 feet for a point of beginning; thence continue North along said west line, 159.00 feet; thence North 89 degrees 58 minutes 30 seconds West, 30.00 feet; thence South 15.00 feet; thence North 89 degrees 58 minutes 30 seconds West, 17.50 feet; thence South, 116.28 feet; thence South 59 degrees 42 minutes 45 seconds East, 55.01 feet to the point of beginning.

 Containing 6,632 square feet.

 TRACT C

 Commencing at the southwest corner of Block 32, Original Plat, Rochester, Minnesota; thence North, assumed bearing, along the west line of said Block 32 a distance of 164.00 feet; thence North 89 degrees 58 minutes 30 seconds West, 30.00 feet; thence South 15.00 feet; thence North 89 degrees 58 minutes 30 seconds West, 17.50 feet for a point of beginning; thence continue North 89 degrees 58 minutes 30 seconds West, 47.50 feet to the east line of Block 31, Original Plat, Rochester, Minnesota; thence South, along the east line of said Block 31 a distance of 108.97 feet to a point 40.00 feet North of the southeast corner of said Block 31; thence South 89 degrees 57 minutes 30 seconds East,
 35.00 feet; thence South 59 degrees 42 minutes 45 seconds East,
 14.47 feet; thence North, 116.28 feet to the point of beginning.


 Containing 5,221 square feet.


                                A-1
PAGE

                                EXHIBIT B

                   LIST OF TANGIBLE PERSONAL PROPERTY

                                B-1
PAGE

                                EXHIBIT C

                            LIST OF CONTRACTS

                                C-1
PAGE

                                EXHIBIT D

                              TITLE REPORT

PAGE

                                EXHIBIT E

                      FORM OF SPECIAL WARRANTY DEED


 THE STATE OF __________)
                        ) ss.  KNOW ALL MEN BY THESE PRESENTS
 THAT:
 COUNTY OF _____________)


    PRUDENTIAL ACQUISITION FUND I, L.P., a Delaware limited partnership ("Grantor"), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid in hand to Grantor by NORWEST BANK MINNESOTA SOUTH, N.A., a national banking association ("Grantee"), whose mailing address is Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-1026, the receipt and sufficiency of which is hereby acknowledged, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY unto Grantee that certain tract of land located in Rochester, Minnesota, more particularly described in Exhibit A attached hereto and incorporated herein by this reference, together with all buildings, improvements and fixtures located thereon and owned by Grantor as of the date hereof and all rights, privileges and appurtenances pertaining thereto including all of Grantor's right, title and interest in and to all rights-of-way, open or proposed streets, alleys, easements, strips or gores of land adjacent thereto (herein collectively called the "Real Property").

    This conveyance is made by Grantor and accepted by Grantee subject to the matters set forth in Exhibit B attached hereto and incorporated herein by this reference ("Permitted
 Exceptions").

    TO HAVE AND TO HOLD the Real Property together with all improvements located thereon all and singular the rights and appurtenances thereto in anywise belonging, subject to the Permitted Exceptions, unto Grantee, its legal representatives, successors and assigns, and Grantor does hereby bind itself, its legal representatives, successors and assigns, to WARRANT and FOREVER DEFEND all and singular the Real Property unto the Grantee, its legal representatives, successors and assigns, against Grantor and every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject to the Permitted Exceptions.

    Grantee, by its acceptance hereof, does hereby assume and agree to pay all ad valorem taxes pertaining to the Real Property due and payable during the calendar year 1997 and subsequent years, there having been a proper proration of same between Grantor and Grantee.

    Grantor certifies that Grantor does not know of any wells on the described Real Property.

    EXECUTED this ______ day of ____________________, 1996, TO
 BE EFFECTIVE as of the _____ day of __________________, 1996.


                                  PRUDENTIAL ACQUISITION FUND
                                   I, L.P., a Delaware limited
                                   partnership

                                  By:  Prudential Realty
                                        Partnerships, Inc., a
                                        Delaware corporation,
                                        General Partner


                                        By:____________________
                                           Edward G. Kerley,
                                           Vice President

STATE OF ____________)
                     ) ss.
 COUNTY OF __________)


 This instrument was acknowledged before me on ______________________, 1996 by Edward G. Kerley, Vice President
 of Prudential Realty Partnerships, Inc., a Delaware corporation, general partner of Prudential Acquisition Fund I, L.P., a
 Delaware limited partnership, on behalf of said corporation, as general partner of said partnership.


                             _______________________, Notary Public

 My Commission Expires:

 ______________________



 AFTER RECORDING RETURN TO:

 Norwest Bank Minnesota South, N.A.
 c/o Norwest Corporation Law Division
 Norwest Center
 Sixth and Marquette
 Minneapolis, Minnesota  55479-1026
 Attention:  David Nelson


                                E-3
PAGE

                                EXHIBIT F

                          FORM OF BILL OF SALE


 STATE OF ________ )
                   ) ss.     KNOW ALL MEN BY THESE PRESENTS
 THAT:
 COUNTY OF ________)

    WHEREAS, by special warranty deed of even date herewith, PRUDENTIAL ACQUISITION FUND I, L.P., a Delaware limited partnership ("Seller") conveyed to NORWEST BANK MINNESOTA SOUTH, N.A., a national banking association ("Buyer"), whose mailing address is Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-1026, that certain tract of land more particularly described in Exhibit A attached hereto and incorporated herein by this reference, together with all improvements located thereon ("Real Property").

    WHEREAS, in connection with the above described conveyance
 Seller desires to sell, transfer and convey to Buyer certain items of tangible personal property as hereinafter described.

    NOW, THEREFORE, in consideration of the receipt of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid in hand by Buyer to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller has GRANTED, CONVEYED, SOLD, TRANSFERRED, SET OVER and DELIVERED and by these presents does hereby GRANT, SELL, TRANSFER, SET OVER and DELIVER to Buyer, its legal representatives, successors and assigns, all of its right, title and interest in and to all tangible personal property owned by Seller (excluding any computer or computer equipment and software), located on the Real Property, and used in the ownership, operation and maintenance of the Real Property and all nonconfidential books, records and files (excluding appraisals, budgets, marketing information or other information in the possession or control of Seller or Seller's property manager which Seller deems proprietary) relating to the Real Property (herein collectively called the "Personal Property"), to have and to hold, all and singular, the Personal Property unto Buyer forever.

PAGE

    EXECUTED this _____ day of ______________________, 1996,
 TO BE EFFECTIVE as of the _____ day of ___________________, 1996.


                                  SELLER:

                                  PRUDENTIAL ACQUISITION FUND
                                   I, L.P., a Delaware limited
                                   partnership

                                  By:  Prudential Realty
                                       Partnerships, Inc., a
                                       Delaware corporation,
                                       General Partner


                                       By:____________________
                                          Edward G. Kerley,
                                          Vice President

                                  F-2
PAGE

STATE OF ___________)
                    ) ss.
 COUNTY OF _________)

 This instrument was acknowledged before me on _______________________, 1996 by Edward G. Kerley, Vice
 President of Prudential Realty Partnerships, Inc., a Delaware corporation, general partner of Prudential Acquisition Fund I, L.P., a Delaware limited partnership, on behalf of said corporation, as general partner of said partnership.


                             _______________________, Notary
 Public
 My Commission Expires:

 ______________________

                                      EXHIBIT G

                      FORM OF ASSIGNMENT OF LEASES


    THIS ASSIGNMENT OF LEASES ("Assignment"), is made by and between PRUDENTIAL ACQUISITION FUND I, L.P., a Delaware limited partnership ("Assignor"), and NORWEST BANK MINNESOTA SOUTH,
 N.A., a national banking association ("Assignee").


                          W I T N E S S E T H:

    WHEREAS, by Purchase and Sale Agreement ("Sale Agreement") dated as of October ___, 1996, by and between Assignor and Assignee, Assignor agreed to sell to Assignee certain real property, and the improvements located thereon ("Property") as more particularly described in the Sale Agreement; and

    WHEREAS, the Sale Agreement provides, inter alia, that Assignor shall assign to Assignee certain leases and Assignee shall assume all of the obligations of Seller under such leases from and after the date of such assignment, and that Assignor and Assignee shall enter into this Assignment.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

    1. Assignment of Tenant Leases. Assignor hereby assigns, sets over and transfers to Assignee all of its right, title and interest in, to and under those certain tenant space leases set forth in Exhibit A attached hereto and incorporated herein by this reference ("Leases"). Assignee hereby assumes all liabilities and obligations of Assignor under the Leases and hereby agrees to indemnify and hold harmless Assignor from all of the liabilities and obligations of Assignor under the Leases whether arising or accruing before or after the date hereof.

    2. Miscellaneous. This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Sale Agreement and shall not be merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of Minnesota applicable to agreements made and to be wholly performed within said State and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

    3. This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

    EXECUTED this _____ day of _____________, 1996, TO BE
 EFFECTIVE as of the _____ day of ____________, 1996.

                                  ASSIGNOR:

                                  PRUDENTIAL ACQUISITION FUND
                                   I, L.P., a Delaware limited
                                   partnership

                                  By:  Prudential Realty
                                       Partnerships, Inc., a
                                       Delaware corporation,
                                       General Partner


                                       By:____________________
                                          Edward G. Kerley,
                                          Vice President


                                   ASSIGNEE:

                                   NORWEST BANK MINNESOTA SOUTH,
                                   N.A., a national banking
                                   association

                                   By:_________________________
                                      Name:____________________
                                      Title:___________________

                                EXHIBIT H

                             LIST OF TENANTS

                                EXHIBIT I

                     FORM OF ASSIGNMENT OF CONTRACTS


    THIS ASSIGNMENT OF CONTRACTS ("Assignment"), is made by and between PRUDENTIAL ACQUISITION FUND I, L.P., a Delaware limited partnership ("Assignor"), and NORWEST BANK MINNESOTA SOUTH,
 N.A., a national banking association ("Assignee").


                          W I T N E S S E T H:

    WHEREAS, by Purchase and Sale Agreement ("Sale Agreement") dated as of October __, 1996, by and between Assignor and Assignee, Assignor agreed to sell to Assignee certain real property, and the improvements located thereon ("Property") as more particularly described in the Sale Agreement; and

    WHEREAS, the Sale Agreement provides, inter alia, that Assignor shall assign to Assignee rights to certain intangible property and that Assignee shall assume all of the obligations of Assignor under such intangible property from and after the date of such assignment, and that Assignor and Assignee shall enter into this Assignment.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

    1. Assignment of Equipment Leases and Commission Agreements. Assignor hereby assigns, sets over and transfers to Assignee all of its right, title and interest in, to and under (a) if and to the extent assignable by Assignor, all service, supply, maintenance, utility and commission agreements, and all equipment leases described in Exhibit A attached hereto and incorporated herein by this reference (herein collectively called the "Contracts"), and (b) if and to the extent assignable, all licenses, permits and other written authorizations necessary for the use, operation or ownership of the Property and in Assignor's possession or control (herein collectively called the "Licenses and Permits"). Assignee hereby assumes all obligations under the Contracts and the Licenses and Permits whether arising or accruing before or after the date hereof except for liabilities and obligations under the Contracts that arise or accrue as a result of claims made or causes of actions brought by a party thereto alleging a default or breach by Assignor under the Contracts.

    2. Assignment of Warranties and Guarantees. Assignor hereby assigns, set over and transfers to Assignee all of its right, title and interest in, to and under those certain warranties and guarantees set forth in Exhibit B attached hereto and incorporated herein by this reference, to the extent assignable.

    3. Indemnity. Assignee agrees to indemnify, defend and hold harmless Assignor from any loss, cost, claim, liability, expense or demand of whatever nature under the Contracts and the Licenses and Permits, whether arising or accruing before or after the date hereof except for liabilities and obligations under the Contracts that arise or accrue as a result of claims made or causes of actions brought by a party thereto alleging a default or breach by Assignor under the Contracts.

    4. Miscellaneous. This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Sale Agreement and shall not be merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of Minnesota, applicable to agreements made and to be wholly performed within said State and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

    5. Counterparts. This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

PAGE

    EXECUTED this _____ day of _____________, 1996, TO BE
 EFFECTIVE as of the _____ day of ____________, 1996.

                        ASSIGNOR:

                        PRUDENTIAL ACQUISITION FUND I, L.P.,
                        a Delaware limited partnership

                        By:  Prudential Realty Partnerships,
                              Inc., a Delaware corporation,
                              General Partner


                              By:___________________________
                                 Edward G. Kerley, Vice President


                        ASSIGNEE:

                        NORWEST BANK MINNESOTA SOUTH, N.A.,
                        a national banking association


                        By:________________________________
                            Name:__________________________
                             Title:________________________

PAGE

                                EXHIBIT J

                        FORM OF NOTICE TO TENANTS

    Date



-----------------------------
-----------------------------
-----------------------------
-----------------------------


 RE:     Notice of Change of Ownership of Norwest Center Building
         Property Address
         Rochester, Minnesota


 Dear _____________:

 You are hereby notified as follows:

    1. That as of the date hereof, Prudential Acquisition Fund I, L.P. has transferred, sold, assigned, and conveyed all of its interest in and to the above-described property, (the "Property") to Norwest Bank Minnesota South, N.A. (the "New Owner").

    2. Future notices and rental payments with respect to your lease premises at the Property should be made to the New
 Owner in accordance with your Lease terms at the following address:

                   Norwest Bank Minnesota South, N.A.
                   Norwest Center
                   Sixth and Marquette
                   Minneapolis, Minnesota  55479-1026

    3. Your security deposit in the amount of $_________ has been transferred to the New Owner and as such the New Owner shall be responsible for holding the same in accordance with the terms of your lease.


                                  Sincerely,

                                  PRUDENTIAL ACQUISITION FUND
                                   I, L.P., a Delaware limited
                                   partnership

                                  By:  Prudential Realty
                                        Partnerships, Inc., a
                                        Delaware corporation,
                                        General Partner


                                        By:______________________
                                           Edward G. Kerley,
                                           Vice President

                                EXHIBIT K

                    FORM OF SELLER'S FIRPTA AFFIDAVIT


    Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a United States real property interest by PRUDENTIAL ACQUISITION FUND I, L.P., a Delaware limited partnership ("Prudential"), the undersigned hereby certifies the following on behalf of Prudential:

    1. Prudential is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax
 Regulations); and

    2. Prudential's U.S. employer tax identification number is ___________; and

    3.   Prudential's office address is 751 Broad Street,
 Newark, New Jersey, 07102-3777.

    Prudential understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

    The undersigned officer of Prudential declares that he has examined this certification and to the best of his knowledge and belief it is true, correct and complete, and he further declares that he has authority to sign this document on behalf of Prudential.

    Dated: ___________________, 1996.

                                  PRUDENTIAL ACQUISITION FUND
                                   I, L.P., a Delaware limited
                                   partnership

                                   By:  Prudential Realty
                                        Partnerships, Inc., a
                                        Delaware corporation,
                                        General Partner


                                        By:______________________
                                           Edward G. Kerley
                                           Vice President

 STATE OF _____________)
                       ) ss.
 COUNTY OF ____________)


 This instrument was acknowledged before me on ___________________, 1996 by Edward G. Kerley, Vice President of Prudential Realty Partnerships, Inc., a Delaware corporation, general partner of Prudential Acquisition Fund I, L.P., a
 Delaware limited partnership, on behalf of said corporation, as general partner of said partnership.



 Notary Public, State of _____________

 MY COMMISSION EXPIRES:

 ______________________

PAGE

                                EXHIBIT L

                  LITIGATION NOTICES, CONTRACT DEFAULTS
                       AND GOVERNMENTAL VIOLATIONS

                                EXHIBIT M

                          PERMITTED EXCEPTIONS


 1. Taxes or special assessments which are not shown as existing liens by the public records.

 2. General and special taxes and assessments which are not yet due and payable.

 3. Rights or claims of tenants in possession under unrecorded leases.

 4. Interest of Kahler, Inc. in the subject property pursuant to a Quit Claim Deed filed July 9, 1981 in Book 379, Page
     968.

 5. Easement in favor of the City of Rochester for public right-of-way purposes over that part of the subject property described in a Quit Claim Deed dated July 9, 1981, filed July 9, 1981 in Book 379, Page 967.

 6. Easement in favor of the City of Rochester for public utilities over that portion of the subject property described in a Public Utility Easement dated July 9, 1981, filed July 9, 1981 in Book L-4, Page 526.

 7. Terms and conditions of an Agreement of Tenants in Common dated July 9, 1981, filed July 9, 1981 in Book L-4, Page
     527.

 8. Terms and conditions of a Tunnel Agreement as reflected by a Memorandum of Tunnel Agreement dated July 9, 1981, filed
     July 9, 1981 in Book L-4, Page 528.

 9. Terms and conditions of an Entryway Agreement as reflected by a Memorandum of Entryway Agreement dated July 9, 1981, filed July 9, 1981 in Book L-4, Page 529.

 10. Covenants, conditions, restrictions and easements contained and described in a Declaration of Easements, Covenants and Agreement dated July 9, 1981, filed July 9, 1981 in Book L-4, Page 530. This Declaration was subsequently amended by an Amendment to Declaration of Easements, Covenants and Agreements dated August 29, 1983, filed January 23, 1981 in Book Q-4, Page 232.

 11. Terms and conditions of a Lease Agreement as evidenced by a Memorandum of Lease Agreement dated July 9, 1981, filed July 9,1981 in Book L-4, Page 531 by and between Normandale Properties, Inc., landlord, and Northwestern National Bank of Rochester, tenant. This lease was subsequently amended by a First Amendment to Lease Agreement as evidenced by a Memorandum of First Amendment to Lease Agreement dated May 3, 1982, filed May 10, 1982 in Book M-4, Page 933.


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 12.     The interests of the City of Rochester in that portion of
          the subject property described in a Final Certificate dated October 26, 1987, filed November 25, 1987 in Book
          403, Page 631.

 13. Terms and conditions of an Assessment Agreement dated July 9, 1981, filed July 9, 1981 in Book L-4, Page 532.

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